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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 28, 2000


                             STRAYER EDUCATION, INC.
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             (Exact name of registrant as specified in its charter)


            Maryland                     000-21039           52-1975978
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(State or other jurisdiction of      (Commission File        (I.R.S. Employer
incorporation or organization)            Number)            Identification No.)


   1025 15th Street, N.W. Washington, D.C.                             20005
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   (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (202) 408-2400


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          (Former name or former address, if changed since last report)

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Item 5.       Other Events.

              On November 29, 2000, Strayer Education announced that it had entered into a Preferred Stock Purchase Agreement and other agreements with a group of investors led by New Mountain Partners, L.P. The Purchase Agreement and other documents are attached hereto as exhibits.


Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

              2.01 Preferred Stock Purchase Agreement by and among Strayer Education, Inc., New Mountain Partners, L.P. and DB Capital Investors, L.P. dated November 28, 2000.

              3.01   Form of Articles Supplementary

              3.02   Form of Articles of Amendment

              10.01 Support and Option Agreement by and among Strayer Education, Inc., Ron K. Bailey, Beverly W. Bailey and New Mountain Partners, L.P. and DB Capital Investors, L.P. dated as of November 28, 2000.

              10.02  Form of Registration Rights Agreement

              10.03  Form of Escrow Agreement

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Strayer Education, Inc.


Date: December 8, 2000                       By:    /s/  Harry T. Wilkins
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                                                Harry T. Wilkins
                                                Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.           Description


2.01 Preferred Stock Purchase Agreement by and among Strayer Education, Inc., New Mountain Partners, L.P. and DB Capital Investors, L.P. dated November 28, 2000.

3.01          Form of Articles Supplementary

3.02          Form of Articles of Amendment

10.01 Support and Option Agreement by and among Strayer Education, Inc., Ron K. Bailey, Beverly W. Bailey and New Mountain Partners, L.P. and DB Capital Investors, L.P. dated as of November 28, 2000.

10.02         Form of Registration Rights Agreement

10.03         Form of Escrow Agreement

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